                                                                   EXHIBIT 99.16


                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     FIRST USA BANK, NATIONAL ASSOCIATION

           ---------------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1997-5
           ---------------------------------------------------------

                 Monthly Period:                 5/1/00 to
                                                 5/31/00
                 Distribution Date:              6/19/00
                 Transfer Date:                  6/16/00

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank, National Association, (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1997-5 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

  A.   Information Regarding the Current Monthly Distribution.
       ------------------------------------------------------

       1.  The total amount of the distribution
           to Certificateholders on the Distribution
           Date per $1,000 original certificate
           principal amount
                                                Class A               $6.15083
                                                Class B               $6.32500
                                                CIA                   $5.83333

       2.  The amount of the distribution set forth in
           paragraph 1 above in respect of interest on
           the Certificates, per $1,000 original
           certificate principal amount
                                                Class A               $6.15083
                                                Class B               $6.32500
                                                CIA                   $5.83333
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-5
Page 2

       3.  The amount of the distribution set forth
           in paragraph 1 above in respect of principal
           on the Certificates, per $1,000 original
           certificate principal amount
                                                Class A               $0.00000
                                                Class B               $0.00000
                                                CIA                   $0.00000

B.     Information Regarding the Performance of the Trust.
       --------------------------------------------------

       1.  Allocation of Principal Receivables.
           -----------------------------------

           The aggregate amount of Allocations of
           Principal Receivables processed during
           the Monthly Period which were allocated
           in respect of the Certificates
                                                Class A         $ 91,849,157.46
                                                Class B         $  8,280,648.59
                                                CIA             $ 10,515,915.69
                                                                ---------------
                                                Total           $110,645,721.74

       2.  Allocation of Finance Charge Receivables
           ----------------------------------------

           (a1) The aggregate amount of Allocations
                of Finance Charge Receivables
                processed during the Monthly Period
                which were allocated in respect of
                the Certificates
                                                Class A         $  9,666,816.96
                                                Class B         $    871,510.58
                                                CIA             $  1,106,764.99
                                                                ---------------
                                                Total           $ 11,645,092.53

           (b1) Principal Funding Investment Proceeds
                (to Class A)                                    $          0.00
           (b2) Withdrawals from Reserve Account
                (to Class A)                                    $          0.00
                                                                ---------------
                Class A Available Funds                         $  9,666,816.96

           (c1) Principal Funding Investment Proceeds
                (to Class B)                                    $          0.00
           (c2) Withdrawals from Reserve Account
                (to Class B)                                    $          0.00
                Class B Available Funds                         $    871,510.58

           (d1) Principal Funding Investment Proceeds
                (to CIA)                                        $          0.00
           (d2) Withdrawals from Reserve Account (to CIA)       $          0.00
                CIA Available Funds                             $  1,106,764.99

           (e1) Total Principal Funding Investment Proceeds     $          0.00
           (e2) Investment Earnings on deposits
                to Reserve Account                              $          0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-5
Page 3

       3.  Principal Receivable / Investor Percentages
           -------------------------------------------

           (a)  The aggregate amount of Principal
                Receivables in the Trust as of the last
                day of the Monthly Period                    $36,124,641,027.99


           (b)  Invested Amount as of the last day of
                the preceding month (Adjusted Class A
                Invested Amount during Accumulation Period)
                                                 Class A         $650,000,000.00
                                                 Class B         $ 58,735,000.00
                                                 CIA             $ 74,395,000.00
                                                                 ---------------
                                                 Total           $783,130,000.00

           (c)  The Floating Allocation Percentage:
                The Invested Amount set forth in paragraph
                3(b) above as a percentage of the aggregate
                amount of Principal Receivables as of the
                Record Date set forth in paragraph 3(a) above
                                                 Class A                  1.799%
                                                 Class B                  0.163%
                                                 CIA                      0.206%
                                                                          ------
                                                 Total                    2.168%

           (d)  During the Amortization Period: The
                Invested Amount as of _______ (the last
                day of the Revolving Period)
                                                 Class A         $          0.00
                                                 Class B         $          0.00
                                                 CIA             $          0.00
                                                                 ---------------
                                                 Total           $          0.00

           (e)  The Fixed/Floating Allocation Percentage:
                The Invested Amount set forth in paragraph
                3(d) above as a percentage of the aggregate
                amount of Principal Receivables set forth
                in paragraph 3(a) above
                                                 Class A                  0.000%
                                                 Class B                  0.000%
                                                 CIA                      0.000%
                                                                          ------
                                                 Total                    0.000%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-5
Page 4

       4.  Delinquent Balances.
           -------------------

           The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the Monthly Period

           (a)  35 - 64 days                                   $  428,403,170.53
           (b)  65 - 94 days                                   $  277,772,886.82
           (c)  95 - 124 days                                  $  231,052,772.40
           (d)  125 - 154 days                                 $  196,167,513.76
           (e)  155 - 184 days                                 $  164,129,162.83
           (f)  185 or more days                               $            0.00
                                                                 ---------------
                                                Total          $1,297,525,506.34


       5.  Monthly Investor Default Amount.
           -------------------------------

           (a)  The aggregate amount of all defaulted
                Principal Receivables written off as
                uncollectible during the Monthly Period
                allocable to the Invested Amount (the
                aggregate "Investor Default Amount")
                                                Class A            $4,362,138.72
                                                Class B            $  393,268.04
                                                CIA                $  499,426.28
                                                                   -------------
                                                Total              $5,254,833.04


       6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
           ----------------------------------------------------

           (a)  The aggregate amount of Class A Investor Charge-
                Offs and the reductions in the Class B Invested
                Amount and the CIA
                                                Class A            $        0.00
                                                Class B            $        0.00
                                                CIA                $        0.00
                                                                   -------------
                                                Total              $        0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-5
Page 5

           (b)  The aggregate amount of Class A Investor
                Charge-Offs reimbursed and the reimbursement of reductions in the Class B Invested
                Amount and the CIA

                                                Class A            $        0.00
                                                Class B            $        0.00
                                                CIA                $        0.00
                                                                   -------------
                                                Total              $        0.00


       7.  Investor Servicing Fee
           ----------------------
           (a)  The amount of the Investor Monthly
                Servicing Fee payable by the Trust
                to the Servicer for the Monthly Period

                                                Class A            $  812,500.00
                                                Class B            $   73,418.75
                                                CIA                $   92,993.75
                                                                   -------------
                                                Total              $  978,912.50


       8.  Reallocated Principal Collections
           ---------------------------------
               The amount of Reallocated CIA
               and Class B Principal Collections
               applied in respect of Interest Shortfalls,
               Investor Default Amounts or Investor Charge-Offs
               for the prior month.
                                                Class B            $        0.00
                                                CIA                $        0.00
                                                                   -------------
                                                Total              $        0.00

       9.  CIA Invested Amount
           (a) The amount of the CIA Invested Amount as
               of the close of business on the related
               Distribution Date after giving effect to
               withdrawals, deposits and payments to
               be made in respect of the preceding month         $74,395,000.00

           (b) The Required CIA Invested Amount as of the
               close of business on the related Distribution
               Date after giving effect to withdrawals,
               deposits and payments to be made in respect
               of the preceding month                            $74,395,000.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-5
Page 6

       10. The Pool Factor
           ---------------
               The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period, inclusive of any principal payments to be made on the related Distribution Date, to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                         Class A                      1.00000000
                                         Class B                      1.00000000
                                         Total                        1.00000000


       11. The Portfolio Yield
           -------------------
              The Portfolio Yield for the related Monthly Period           9.79%

       12. The Base Rate
           -------------
              The Base Rate for the related Monthly Period                 8.75%



  C    Information Regarding the Principal Funding Account
       ---------------------------------------------------
          1.   Accumulation Period

          (a)  Accumulation Period commencement date                 06/01/2004

          (b)  Accumulation Period Length (months)                            2

          (c)  Accumulation Period Factor                                  5.66

          (d)  Required Accumulation Factor Number                            8

          (e)  Controlled Accumulation Amount                   $391,565,000.00

          (f)  Minimum Payment Rate (last 12 months)                      14.06%

          2.   Principal Funding Account
               -------------------------

               Beginning Balance                                          $0.00
                 Plus:  Principal Collections for related
                        Monthly Period from Principal Account             $0.00
                 Plus:  Interest on Principal Funding Account
                        Balance for related Monthly Period                $0.00

                 Less:    Withdrawals to Finance Charge Account           $0.00
                 Less:    Withdrawals to Distribution Account             $0.00
                                                                        --------
               Ending Balance                                             $0.00
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                              Series 1997-5
Page 7

       3.  Accumulation Shortfall
           ----------------------

                  The Controlled Deposit Amount for the previous
                  Monthly Period                                       $   0.00

           Less:  The amount deposited into the Principal Funding
                  Account for the Previous Monthly Period              $   0.00

                  Accumulation Shortfall                               $   0.00

                                                                    -----------
                  Aggregate Accumulation Shortfalls                    $   0.00

       4.  Principal Funding Investment Shortfall
           --------------------------------------

                 Covered Amount                                        $   0.00

           Less: Principal Funding Investment Proceeds                 $   0.00

                                                                    -----------
                 Principal Funding Investment Shortfall                $   0.00
                                                                    -----------

  D.   Information Regarding the Reserve Account
       -----------------------------------------

           1. Required Reserve Account Analysis
              ---------------------------------

              (a)  Required Reserve Account Amount percentage           0.00000%

              (b)  Required Reserve Account Amount ($)                 $   0.00
                   (0.5% of Invested Amount or other amount designated by Transferor)

              (c)  Required Reserve Account Balance after effect of
                   any transfers on the Related Transfer Date          $   0.00

              (d)  Reserve Draw Amount transferred to the Finance
                   Charge Account on the Related Transfer Date         $   0.00

           2. Reserve Account Investment Proceeds
              -----------------------------------
              Reserve Account Investment Proceeds transferred
              to the Finance Charge Account on the Related Transfer
              Date                                                     $   0.00

           3. Withdrawals from the Reserve Account
              ------------------------------------
              Total Withdrawals from the Reserve Account transferred
              to the Finance Charge Account on the related Transfer    $   0.00
              Date (1 (d) plus 2 above)

           4. The Portfolio Adjusted Yield
              ----------------------------
              The Portfolio Adjusted Yield for the related
              Monthly Period                                              3.32%

MONTHLY CERTIFICATEHOLDER'S STATEMENT
Signature Page







                                First USA Bank, National Association
                                as Servicer



                                By:     /s/ Tracie Klein
                                        ----------------
                                        Tracie Klein
                                        First Vice President